Exhibit 10.6
FIFTH AMENDMENT dated as of August 7, 2024 (this “Amendment”), to the Credit Agreement (as defined below) among DaVita Inc., as Borrower (the “Borrower”), the other Loan Parties party hereto, each Lender party hereto and Wells Fargo Bank, National Association, as Administrative Agent.
RECITALS
A.     The Borrower, the Lenders party thereto from time to time, the other parties thereto and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), Collateral Agent and Swingline Lender, are party to that certain Credit Agreement dated as of August 12, 2019 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).
B.    The Borrower desires to amend the Credit Agreement on the terms set forth herein.
C.    Section 11.1 of the Credit Agreement provides that the Credit Agreement may be amended with the consent of the Required Lenders.
D.    Subject to certain conditions, the Required Lenders are willing to agree to such amendments.
AGREEMENTS
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
ARTICLE I.

Amendment
SECTION 1.01.Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Amendment.
SECTION 1.02.Amendment of Credit Agreement. Effective as of the Fifth Amendment Effective Date, Section 2.24(b)(i) of the Credit Agreement is amended to remove the proviso set forth below:
SECTION 1.03.“provided that the aggregate principal amount of all Incremental Term A Loans shall not exceed (A) $750,000,000 plus (B) an amount equal to the excess, if any, of (x) the amount of Tranche A-1 Term Loans outstanding on the Third Amendment Effective Date less (y) the amount of Tranche A-1 Term Loans outstanding on the applicable Increase Effective Date;”
SECTION 1.04.Amendment Effectiveness. This Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders, the Borrower and each other Loan Party.

Execution Version
ARTICLE II.

Miscellaneous
SECTION 2.01.Representations and Warranties.
(a)To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders, and the Administrative Agent that, as of the Fifth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fifth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended hereby on the Fifth Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(c)After giving effect to this Amendment and the transactions contemplated hereby on the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date.
SECTION 2.02.Effect of Amendment; Reaffirmation. (a) This Amendment is not intended to and shall not constitute a novation of the Credit Agreement or any of the other Loan Documents. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Issuing Lenders or the Agents under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party hereby expressly acknowledges the terms of this Amendment and (except as expressly set forth herein) reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which such Loan Party is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) such Loan Party’s guarantee of the Obligations under the Guarantee in Section 10.1 of the Credit Agreement, as applicable, and such Loan Party’s prior grant and the validity of Liens and security interests on the Collateral to secure the Secured Obligations pursuant to the Security Documents and confirms that all such Liens and security interests continue in full force and effect to secure the Secured Obligations under the Loan Documents after giving effect to this Amendment. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment. Each Loan Party hereby consents to this Amendment and confirms that all obligations of the Loan Parties under the Loan Documents to which the Loan Parties are a party shall continue to apply to the Credit Agreement, including on and after the Fifth Amendment Effective Date, as amended hereby. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Fifth Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby on the Fifth Amendment Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF). The jurisdiction and waiver of right to trial by jury provisions in Section 11.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
SECTION 2.04.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any signature to this Amendment may be delivered by facsimile, .pdf, electronic mail or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. The Administrative Agent may require that any such documents and signatures delivered by facsimile, .pdf or other electronic means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile, .pdf or other electronic means.
SECTION 2.05.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

DAVITA INC.

By:	/s/ Nicolas K. Eliason
	Name:	Nicolas K. Eliason
	Title:	Group Vice President, Capital Markets & Investor Relations
[DVA – Signature Page to Fifth Amendment]

GUARANTORS:

DIALYSIS HOLDINGS, INC.
DVA OF NEW YORK, INC.
DVA HEALTHCARE OF MASSACHUSETTS, INC.
DVA HEALTHCARE RENAL CARE, INC.
DVA RENAL HEALTHCARE, INC.
ISD I HOLDING COMPANY, INC.
ISD II HOLDING COMPANY, INC.
ISD RENAL, INC.
PHYSICIANS DIALYSIS ACQUISITIONS, INC.
RENAL LIFE LINK, INC.
RENAL TREATMENT CENTERS, INC.
RENAL TREATMENT CENTERS – CALIFORNIA, INC.
RENAL TREATMENT CENTERS – ILLINOIS, INC.
RENAL TREATMENT CENTERS – MID-ATLANTIC, INC.
RENAL TREATMENT CENTERS – NORTHEAST, INC.
RENAL TREATMENT CENTERS – WEST, INC.
TOTAL RENAL CARE, INC.
TOTAL RENAL LABORATORIES, INC.
TRC WEST, INC.

By:	/s/ Patrick J. McKinnon
	Name:	Patrick J. McKinnon
	Title:	Chief Financial Officer

RENAL TREATMENT CENTERS - SOUTHEAST, LP

By:    Renal Treatment Centers, Inc.,
    its general partner

By:	/s/ Patrick J. McKinnon
	Name:	Patrick J. McKinnon
	Title:	Chief Financial Officer

[DVA – Signature Page to Fifth Amendment]

TOTAL RENAL CARE TEXAS LIMITED PARTNERSHIP

By: Total Renal Care, Inc., its general partner

By:	/s/ Patrick J. McKinnon
	Name:	Patrick J. McKinnon
	Title:	Chief Financial Officer

VILLAGEHEALTH DM, LLC

By: Total Renal Care, Inc., its managing member

By:	/s/ Patrick J. McKinnon
	Name:	Patrick J. McKinnon
	Title:	Chief Financial Officer

[DVA – Signature Page to Fifth Amendment]

KNICKERBOCKER DIALYSIS, INC.
DAVITA OF NEW YORK, INC.

By:	/s/ Luann D. Regensburg
	Name:	Luann D. Regensburg
	Title:	Vice President and Treasurer

LIBERTY RC, INC.

By:	/s/ Caroline Pierce
	Name:	Caroline Pierce
	Title:	President

[DVA – Signature Page to Fifth Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Darin Mullis
	Name:	Darin Mullis
	Title:	Managing Director
[DVA – Signature Page to Fifth Amendment]

[LENDER NAME], As a Lender

By:
Name:
Title:
If second signature is necessary:

By:
Name:
Title:
The Amendment is also executed by the following lenders (signature pages omitted from filing):

Bank of America, N.A.
Bank of Cyprus Public Company Ltd
Bank of Nova Scotia
Banner Bank
Crédit Agricole Corporate and Investment Bank
DNB Capital, LLC
First Horizon Bank
Goldman Sachs Bank USA
HSBC Bank USA, N.A.
JPMorgan Chase N.A.
M&T Bank
MUFG Bank, Ltd
Regions Bank
Santander Bank, N.A.
State Bank of India, California
Sumitomo Mitsui Banking Corporation
TD Bank, N.A.
The Huntington National Bank
Trust Bank N.A.
Trustmark National Bank
Wells Fargo Bank, National Association
[DVA – Signature Page to Fifth Amendment]

CAPITAL ONE NATIONAL ASSOCIATION, as a Tranche A-1 Term Lender, Revolving A-1 Lender and Incremental Revolving A-1 Lender

By:	/s/ Esha Shah
	Name:	Esha Shah
	Title:	Duly Authorized Signatory
[DVA – Signature Page to Fifth Amendment]

UBS AG New York (Eleven Madison Avenue) Branch, as a Revolving A-1 Lender and Alternative Currency Revolving A-1 Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Executive Director

By:	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Director
[DVA – Signature Page to Fifth Amendment]